UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 28, 2016
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APARTMENT INVESTMENT AND MANAGEMENT COMPANY
(Exact name of registrant as specified in its charter)
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MARYLAND	1-13232	84-1259577
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)
4582 SOUTH ULSTER STREET
SUITE 1100, DENVER, CO 80237
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(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 757-8101

NOT APPLICABLE
 (Former name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events
On June 28, 2016, Apartment Investment and Management Company (“Aimco”) called for redemption all outstanding shares of its Class Z Cumulative Preferred Stock (“Class Z Preferred Stock”) (NYSE: AIV-PZ; CUSIP No. 03748R-77-0) on July 29, 2016 at a redemption price per share of $25.00 plus an amount equal to accumulated and unpaid dividends thereon to the redemption date ($0.0729), for a total redemption price of $25.0729 per share. The redemption price is payable only in cash.
On June 28, 2016, Aimco issued a press release announcing the redemption of the Class Z Preferred Stock. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press release dated June 28, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 28, 2016

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

/s/ Paul Beldin
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Paul Beldin
Executive Vice President and Chief Financial Officer